CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND MAY CONSTITUTE PERSONALLY IDENTIFIABLE INFORMATION.

Exhibit 10.1

SETTLEMENT AGREEMENT AND WAIVER OF CLAIMS

Zaragoza, December 30, 2025

GATHERED

On the one hand, Mr. DEREK-LOUIS GRAHAM, with NIE M0293145X, acting on behalf of and representing CLEAR ONE SPAIN, S.L. (hereinafter "the Company"), with CIF B99403008, in his capacity as Sole Director of the company, assisted by Ms. Silvia MORENO BENÍTEZ, lawyer of the Madrid Bar Association with membership number 69,083.

On the other hand, Mr. Carlos Miguel Caballero Tena, with Tax ID number [***], Mr. Luis Solanas Gimeno, with Tax ID number [***], Mr. Fernando Sánchez Hernando with Tax ID number [***], Ms. Laura Begue Granged, with Tax ID number [***], Ms. Sandra Ruiz Torres, with Tax ID number [***], Ms. María Esther Pardos Alloza, with Tax ID number [***], Ms. Rosa María Gómez Ruiz, with Tax ID number [***], and Mr. Abel Hernández Valero, with Tax ID number [***], all of legal age, acting in their own name and right (hereinafter, the "Workers") and all of them assisted by Mr. Luís BURILLO PACHECO, member of the Royal and Illustrious Bar Association of Zaragoza with membership number 3,923.

Both parties mutually acknowledge and recognize, according to the capacity in which they are acting, the necessary legal capacity for the valid formalization of this agreement, to that end,

DECLARE

First.- That the Workers have provided services to the Company until August 11, 2025, the date on which the employment contract was terminated for objective reasons for the reasons included in the corresponding letters of dismissal delivered on August 8, 2025, within the framework of the redundancy plan that affected the entire workforce, with the following working conditions indicated in the claim:

WORKER	SENIORITY	MONTHLY SALARY
LAURA BEGUE GRANGED	07/04/2006	[***]
CARLOS MIGUEL CABALLERO TENA	01/02/2024	[***]
ROSA MARÍA GÓMEZ RUIZ	11/23/2015	[***]
ABEL HERNÁNDEZ VALERO	11/27/2002	[***]
MARÍA ESTHER PARDOS ALLOZA	10/26/2005	[***]
SANDRA RUIZ TORRES	03/04/2008	[***]
FERNANDO SANCHEZ HERNANDO	02/23/2015	[***]
LUIS SOLANAS GIMENO	09/12/2001	[***]

Second. To date, the Workers have not received the amounts accrued in respect of settlement and severance pay, nor the legal compensation for objective dismissal.

The net amounts outstanding for these items total €392,809.80, as detailed below:

WORKER	COMPENSATION	SEVERANCE PAY
CARLOS MIGUEL CABALLERO TENA	[***]	[***]
ROSA MARÍA GÓMEZ RUIZ	[***]	[***]
SANDRA RUIZ TORRES	[***]	[***]
MARÍA ESTHER PARDOS ALLOZA	[***]	[***]
FERNANDO SANCHEZ HERNANDO	[***]	[***]
Laura Begue Granged	[***]	[***]
LUIS SOLANAS GIMENO	[***]	[***]
Abel Hernández Valero	[***]	[***]
TOTAL	€ 361,481.33	€ 31,328.47

Third.- That Mr. Abel Hernández Valera, Mr. Luis Solanas Gimeno, and Mr. Fernando Sánchez Hernando (hereinafter, the "Workers' Representatives"), acting as representatives of the workers in the collective dismissal proceedings initiated by the Company on July 11, 2025, filed a collective challenge to the redundancy plan with effect from August 11, 2025, which is being processed before the Labor Chamber of the High Court of Justice of Aragon, case number 692/2025.

The Company has opposed the entire content of the lawsuit filed by the Workers.

Fourth.- That both parties, expressly including all the workers, are aware of the uncertainty, inconvenience, concerns, investment of time, and economic and other costs that may be involved in the judicialization of disputes in relation to the subject matter of the proceedings concerning the termination of the employment relationship and the subsequent enforcement of a hypothetical judgment.

Fifth.- That for this reason, both parties have been negotiating to end the dispute regarding the termination of the Workers' employment contract and thus establish the terms for settling and terminating the employment relationship between them.

Sixth.- That, both parties being duly advised and in agreement to reach an out-of-court settlement regarding the consequences of the subject matter of the class action lawsuit initiated, and the termination of the contract and its settlement, thus avoiding litigation with an uncertain outcome, both parties include in this agreement the effects of the termination of the employment relationship that has occurred; This is a final and fully binding settlement agreement, which is set out in writing to provide mutual assurance of compliance with the terms agreed.

Seventh.- That by virtue of all of the foregoing, the parties sign this document in accordance with the following

STIPULATIONS

FIRST.- Subject to the successful completion of the payment methods indicated in this document, the Workers shall withdraw from the conciliation proceedings at SAMA any legal, extrajudicial, or administrative action or claim against CLEARONE INC, as well as against any other company in the ClearOne Group. In particular, they waive the right to pursue, initiate, or carry out any action or proceeding to claim any right, claim for payment, or challenge dismissal against the latter.

SECOND.- In order to resolve the existing dispute, the Parties have reached the following agreement:

The Workers acknowledge the existence of objective causes justifying the objective dismissals, although, to date, due to the Company's lack of funds, they have not received the amounts accrued in respect of severance pay and settlement, nor the legal compensation for objective dismissal, calculated in accordance with the provisions of Article 53 of the Workers' Statute.

As a result of the above, the Workers agree and undertake to submit to the Conciliation Service of Zaragoza a claim form for the amounts set out in the Second Recital, by December 31, 2025 at the latest, and to appear at the aforementioned conciliation in order to accept the terms of the agreement set out in this document. A copy of the claim form signed by all the Workers is attached as DOCUMENT No. ONE.

The Company, for its part, also undertakes to appear at the conciliation hearing, to accept the claim made by the Workers, and to pay, by means of a nominative bank check issued by CAJAMAR CAJA RURAL, SOCIEDAD COOPERATIVA DE CREDITO the amounts set out in the Second Recital, which amount to a total of €392,809.80 net, in accordance with the following breakdown:

WORKER	COMPENSATION	SETTLEMENT
CARLOS MIGUEL CABALLERO TENA	[***]	[***]
ROSA MARÍA GÓMEZ RUIZ	[***]	[***]
SANDRA RUIZ TORRES	[***]	[***]
MARÍA ESTHER PARDOS ALLOZA	[***]	[***]
FERNANDO SANCHEZ HERNANDO	[***]	[***]
Laura Begue Granged	[***]	[***]
LUIS SOLANAS GIMENO	[***]	[***]
Abel Hernández Valero	[***]	[***]
TOTAL	€ 361,481.33	€ 31,328.47

THIRD.- Consequently, the Workers shall declare themselves, subject to the successful completion of the established form of payment, to be fully paid and settled with respect to any concept or asset to which they may be entitled, whether of a fixed or variable nature, accrued prior to the date of termination or pending accrual, including, but not limited to, any amounts or rights relating to compensation (for dismissal, damages, violation of fundamental rights, or any other concept), advance notice, processing salaries, vacations, extraordinary payments, social benefits, professional expenses, salary or contribution differences, amounts due in accordance with the applicable collective agreement and/or expenses related to the Company or any company/companies of the Group, the Worker thus being definitively released from any employment relationship or any other legal relationship that may have existed with the Company, any company/companies in the Group and/or any other company that may be directly or indirectly linked to it, expressly undertaking not to bring any legal action, whether for dismissal or for the recovery of any amount or right, regardless of the concept on which it is based, and waiving any rights that may correspond to them, by virtue of this settlement agreement.

Likewise, the Workers declare that they are aware of the legal consequences of signing this agreement, having received the necessary advice for its full understanding.

FOURTH.- By virtue of this settlement agreement, and immediately after the formalization of this agreement at the Conciliation Service of Zaragoza, the Workers' Representatives shall proceed to sign and immediately submit a letter of withdrawal and waiver of actions in the proceedings before the Social Chamber of the High Court of Justice of Aragon, under case number 692/2025, in accordance with the letter attached as DOCUMENT No. TWO. The letter of withdrawal must be submitted, in any case, within 24 calendar hours of the signing of the settlement agreement.

FIFTH.- The Parties declare that this agreement is collective in nature and has been reached jointly between the Company and all the Workers. Consequently, each and every one of the commitments made in the present Agreement r this Agreement are conditional upon the formalization of this out-of-court Agreement and subsequent Agreement in the Conciliation Service of Zaragoza by each and every one of the Workers. Therefore, in the event that any of the Workers decide not to formalize this out-of-court agreement and subsequent agreement at Conciliation Service of Zaragoza, the Parties shall be mutually and reciprocally released from any obligations and/or declarations contained in this Agreement.

The Parties acknowledge that this agreement has been reached and signed in good faith, and therefore mutually and expressly undertake not to disclose its content to any third party, except to their respective legal advisors, by legal imperative, by court order, or due to breach of the obligations incumbent upon the other party under this agreement. And for it to take effect, this Agreement is signed in the place and on the date indicated above in two original copies, one of which shall remain in the possession of each party.

Signed:

CLEARONE SPAIN, S.L.

p.p.

/s/ Derek L. Graham

Derek-Louis Graham

/s/ Silvia Moreno Benitez

Silvia Moreno Benítez

[***]

THE EMPLOYEES

/s/ Carlos Miguel Caballero Tena

Carlos Miguel Caballero Tena

/s/ Silvia Moreno Benitez

Silvia Moreno Benítez

[***]

/s/ Rosa Maria Gómez Ruiz

Rosa María Gómez Ruiz

/s/ Sandra Ruiz Torres

Sandra Ruiz Torres

/s/ Maria Esther Prados Alloza

María Esther Prados Alloza

/s/ Laura Begue Granged

Laura Begue Granged

WORKERS / WORKER REPRESENTATIVES

/s/ Luis Solanas Gimeno

Luis Solanas Gimeno

/s/ Fernando Sánchez Hernando

Fernando Sánchez Hernando

/s/ Abel Hernández Valero

Abel Hernández Valero